Exhibit 99.1

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee (the "Committee") is appointed by the Board of Directors of the Corporation to: (A) assist the Board in monitoring (1) the integrity of the financial statements of the Corporation and the effectiveness of the Corporation’s internal controls over financial reporting, (2) the Corporation’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Corporation’s internal audit function and independent auditors; and (B) prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Corporation’s annual proxy statement.

Membership

The Committee shall consist of not less than three members of the Board, one of whom shall be designated as the chairperson, appointed by the Board upon the recommendation of the Board’s Governance and Nominating Committee and upon considering the views of the Executive Committee. Each appointed member must meet the independence and experience requirements under the rules of the New York Stock Exchange and the Sarbanes-Oxley Act of 2002 and the rules promulgated by the Commission under the Securities Exchange Act of 1934.  The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it.  At least one member must be an "audit committee financial expert" as defined by the Commission. No Director shall be eligible for appointment to the Committee if he or she serves on the audit committees of more than two other publicly held companies.

Procedure

Except as expressly provided in this Charter, the by-laws and Corporate Governance Guidelines of the Corporation, or law or regulation, the Committee shall fix its own rules of procedure.

Meetings

The Committee shall meet as often as it determines, but not less frequently than once every fiscal quarter. The Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions.

The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. A majority of the Committee members, present in person or by conference telephone or other conferencing equipment, shall constitute a quorum. The Committee may form subcommittees consisting of one or more members for any purpose it deems appropriate and may delegate to such subcommittee(s) such power and authority as the Committee deems appropriate, other than power or authority which the Committee is required by law or regulation or listing standard to exercise as a whole.

Authority, Duties and Responsibilities

The Committee shall have the sole authority to appoint, retain, compensate, evaluate and terminate the Corporation’s independent auditors. The Committee shall approve all audit engagement fees and terms, shall discuss with the independent auditor the planning and staffing of the annual audit, and shall approve all non-audit engagements that may be performed by the independent auditors. The independent auditors shall report directly to the Committee, and the Committee shall be directly responsible for the oversight of the independent auditors, including resolution of disagreements between management and the independent auditors.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors and to any advisors employed by the Committee and for the Committee’s ordinary administrative expenses necessary to carry out its duties.

The Committee shall make regular reports to the Board including reporting its actions and recommendations to the Board after each meeting.

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval and shall conduct and present to the Board through the Governance and Nominating Committee an annual performance evaluation of itself.

The Committee shall annually review the Committee’s own performance.

The Committee, to the extent it deems necessary or appropriate, shall:

As to Financial Statement and Disclosure Matters:

1. Review and discuss with management and the independent auditor the Corporation’s annual audited financial statements, including footnotes and disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Corporation’s Form 10-K.

2. Review and discuss with management and the independent auditor the Corporation’s quarterly financial statements prior to the filing of its Form 10-Q.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including any changes in the Corporation’s selection or application of accounting principles, any major issues as to the effectiveness of the Corporation’s internal controls over financial reporting and any steps being adopted in light of significant deficiencies or material weaknesses.

4. Review and discuss with the independent auditors:

(a) All critical accounting policies and practices that are used.

(b) Any major recommended alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the possible use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c) Other material written communications between the independent auditor and management such as any management letter or schedule of unadjusted differences.

5.  Discuss the Corporation’s earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies.  The Chief Executive Officer and/or the Chief Financial Officer shall discuss with the Committee or its Chairman any change in accounting policies, material charges or credits, and departures in disclosures or presentation in the Corporation’s quarterly earnings release prior to the issuance of any release so affected.

6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives and any off-balance sheet structures on the Corporation’s financial statements.

7. Discuss periodically with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies.

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Review disclosures made to the Committee by the Corporation’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies or material weaknesses in the design or operation of internal controls and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

As to Oversight of the Corporation’s Relationship with the Independent Auditor:

10. Review and evaluate the lead partner of the independent auditor team.

11. At least annually, evaluate the independent auditor’s qualifications, performance and independence. In making its evaluation, the Committee shall take into account the opinions of management of the Corporation and the Corporation’s internal auditors. The Committee shall further ensure the rotation of the lead audit partner at least every five years. The Committee shall decide as to whether the Corporation is obtaining high quality audits and whether rotation of the independent auditing firm would be appropriate.

12. Recommend to the Board policies for the Corporation’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Corporation.

As to Oversight of the Corporation’s Internal Audit Function:

13. Review the appointment and replacement of the senior internal auditing executive.

14. Review the significant reports to management prepared by the internal auditing department and management’s responses.

15. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit, taking costs and benefits into account.

As to Compliance Oversight Responsibilities:

16. Obtain reports from management, the Corporation’s senior internal auditing executive and the independent auditor with respect to the Corporation’s and its subsidiaries’ compliance with applicable legal and regulatory requirements. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Corporation’s policies and procedures regarding compliance.

17. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting and financial reporting matters, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of concerns regarding material accounting or auditing matters.

18. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation’s accounting policies, internal controls over financial reporting and financial statements and disclosures.

19. Discuss with the Corporation’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of the Audit Committee's Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting  principles and applicable rules and regulations.